UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2012
 ____________________________________
Washington Federal, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654	91-1661606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Pike Street, Seattle, Washington 98101
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Acquisition or Disposition of Assets

On August 20, 2012, Washington Federal, Inc. (the "Company") announced by press release it has taken steps that are intended to reduce the Company's interest rate risk and improve its future earnings potential. In a series of transactions completed on August 17, 2012, the Company sold $2.4 billion of fixed rate mortgage-backed securities for a pre-tax gain of $95 million. The securities sold yielded an annualized 3.22% in the month of July, 2012. In the same period, the Company pre-paid $876 million of long term debt at a pre-tax loss of $95 million. The weighted average rate on the retired debt was 3.94%. The Company also purchased a mix of short and longer term assets totaling $1.7 billion with an anticipated weighted average yield of 1.85%, and restructured an additional $100 million of long-term debt to lengthen maturity and reduce the weighted average rate from 4.04% to 3.33%.

The transactions identified above were consummated during the period from August 13, 2012 through August 17, 2012. The purchase and sale of the securities identified above were completed in open market transactions through one or more financial intermediaries.

A copy of the press release is attached to this filing as Exhibit 99.1 and the pro forma balance sheet as of June 30, 2012 (and the updated valuation of available for sale securities not sold with a valuation date of July 31, 2012) which takes into account the transaction described in this Item 2.01 as if they had occurred on that date, is incorporated into the Item 2.01 by reference.

Item 7.01	Regulation FD Disclosure

On August 20, 2012, Washington Federal, Inc. (the "Company") announced by press release it anticipates the closing of the South Valley Bank and Trust acquisition, as originally announced on April 4, 2012, to close prior to September 30, 2012.
A copy of the press release is attached to this filing as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

The following exhibit is filed as part of this Report:

Exhibit No.	Description
99.1
Press release dated August 20, 2012, announcing the sale of securities and repayment of debt (which includes a proforma balance sheet as of June 30, 2012) and updating on the expected timing of the South Valley Bank and Trust transaction.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 20, 2012	WASHINGTON FEDERAL, INC.

	By:	/s/ BRENT J. BEARDALL
Brent J. Beardall
Executive Vice President and Chief Financial Officer

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